EXHIBIT 99.5

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

                                 Deal Name                     Data

WA DTI                                              %                   36
------

                                                         ------------------   ----------------------------------------------------
DTI Distribution        DTI <10.00                  %               11.045    Please populate column D with the corresponding pool
---------------                                                               characteristics in Column B.
                                                         ------------------   -  For values in percentage format, provide data to
                        DTI 10.00-19.99             %                2.735    3 decimal places and omit %.
                                                         ------------------   ----------------------------------------------------
                        DTI 20.00-29.99             %               12.201
                                                         ------------------
                        DTI 30.00-39.99             %                49.76
                                                         ------------------
                        DTI 40.00-49.99             %               23.371
                                                         ------------------
                        DTI 50.00-59.99             %                 0.85
                                                         ------------------
                        DTI 60.00-69.99             %                0.038
                                                         ------------------

--------------------------------------------------------------------------------------------------------------------------------
       Product Type     WA IO Term       Number of        Loan Balance        Avg. Loan    % of Total   % of Total   WA FICO
                                            Loans                              Balance         IO         Pool
--------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM IO - 120        120              115          $36,376,305.44       $316,315.70       100       4.33       724.266
--------------------------------------------------------------------------------------------------------------------------------
3 YEAR ARM IO - 36          36              227           72,300,523.28        318,504.51       100        8.6       719.952
--------------------------------------------------------------------------------------------------------------------------------
3 YEAR ARM IO - 60          60               14            6,198,470.83        442,747.92       100       0.74       705.719
--------------------------------------------------------------------------------------------------------------------------------
5 YEAR ARM IO - 60          60              303           99,010,872.75        326,768.56       100      11.78       727.509
--------------------------------------------------------------------------------------------------------------------------------
OTHER-IO               119.401            2,170          626,413,568.52        288,669.85       100      74.55       714.133
--------------------------------------------------------------------------------------------------------------------------------
Total:                 104.814            2,829         $840,299,740.81       $297,030.66       100        100       716.586
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
       Product Type       WA LTV     % Owner         %
                                     Occupied    Purchase  % Investor      WA DTI   % Full Doc
----------------------------------------------------------------------------------------------
2 YEAR ARM IO - 120        79.192      85.979      75.545     13.456       35.832       10.66
----------------------------------------------------------------------------------------------
3 YEAR ARM IO - 36         77.316          79      64.405     16.269       35.839      33.826
----------------------------------------------------------------------------------------------
3 YEAR ARM IO - 60         78.926         100      80.771          0       41.622       12.99
----------------------------------------------------------------------------------------------
5 YEAR ARM IO - 60         76.689      76.659      67.487     15.569       36.064      45.182
----------------------------------------------------------------------------------------------
OTHER-IO                   77.364      77.195      63.345     19.466       35.991      20.769
----------------------------------------------------------------------------------------------
Total:                     77.371      77.835      64.581     18.328       36.025      24.274
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.
------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Periodic Caps
---------------------------------------------------------------------------------------------------------------------------------
       Product Type       1.00%                     1.50%                   2.00%                  2.50%              3.00%
--------------------------------------------------------------------------------
2 YEAR ARM IO - 120        36,376,305.44                0                      0
--------------------------------------------------------------------------------
3 YEAR ARM IO - 36         11,831,980.68                0          60,468,542.60
--------------------------------------------------------------------------------
3 YEAR ARM IO - 60          1,935,920.83                0           4,262,550.00
--------------------------------------------------------------------------------
5 YEAR ARM IO - 60         17,608,397.68       996,100.00          80,406,375.07
--------------------------------------------------------------------------------
OTHER-IO                  289,547,340.28                0         336,566,228.24
--------------------------------------------------------------------------------
Total:                    357,299,944.90       996,100.00         481,703,695.91
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------

--------------------------------------------------------------------------
       Product Type          3.50%        4.00%         4.50%        5.00%
------------------------
2 YEAR ARM IO - 120
------------------------
3 YEAR ARM IO - 36
------------------------
3 YEAR ARM IO - 60
------------------------
5 YEAR ARM IO - 60
------------------------
OTHER-IO
------------------------
Total:
--------------------------------------------------------------------------


---------------------------
Please fill out with total
value dollars for loans in
the pool that fall into
teach cell of the matrix.
---------------------------

     Balance            WAC           FICO           LTV               Occupancy                   Purpose          Property Type
      928000          6.875            712          77.5          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
   643812.11              7            699            80               NON OWNER            RATE/TERM REFI          SINGLE FAMILY
      608000           6.75            712            80          OWNER OCCUPIED                  PURCHASE                  CONDO
   749996.25           6.25            715        79.365          OWNER OCCUPIED                  PURCHASE             2-4 FAMILY
      660000          6.625            760        75.429               NON OWNER              CASHOUT REFI          SINGLE FAMILY
      650000          6.625            711        76.471          OWNER OCCUPIED                  PURCHASE             2-4 FAMILY
      862500            6.5            676            75          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      650000              5            745         71.43          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      637500          7.625            655            85          OWNER OCCUPIED              CASHOUT REFI                    PUD
      959200          6.875            706            80          OWNER OCCUPIED                  PURCHASE                  CONDO
      770000          6.375            745            70          OWNER OCCUPIED                  PURCHASE                  CONDO
      623320              6            795            80          OWNER OCCUPIED                  PURCHASE                    PUD
      606300          7.125            791            80          OWNER OCCUPIED                  PURCHASE                  CONDO
      735000            5.5            681            75          OWNER OCCUPIED              CASHOUT REFI                    PUD
      716000            5.5            761            80          OWNER OCCUPIED                  PURCHASE                    PUD
      664000           5.75            749            80          OWNER OCCUPIED              CASHOUT REFI                    PUD
  604499.995            5.5            700        79.999          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      611200           5.25            786            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      650000           6.75            768        74.713          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
  650000.002          5.875            686        71.823          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
  1185069.08              6            638            65          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      704000              6            760            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      700000           5.75            723        73.684          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      632000          5.625            726            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      640000          5.625            732            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      640000          5.625            795            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
   999999.99          5.125            795            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
     1080950          6.125            721        79.996          OWNER OCCUPIED                  PURCHASE                    PUD
  630400.003          5.875            749            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      820000          5.625            727            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
     1000000              6            661        73.529          OWNER OCCUPIED            RATE/TERM REFI                  CONDO
  649999.997           6.25            731        77.381          OWNER OCCUPIED                  PURCHASE                  CONDO
      620800           5.75            786            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      604000          5.625            761            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
  649999.998          6.125            777        73.864          OWNER OCCUPIED                  PURCHASE                    PUD
   649999.99          5.875            724        72.222          OWNER OCCUPIED                  PURCHASE                  CONDO
      740000          5.625            692        78.723          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      828000          5.875            754        78.857          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      676000              6            660            80          OWNER OCCUPIED              CASHOUT REFI                    PUD
      650000              6            745        77.091          OWNER OCCUPIED                  PURCHASE                    PUD
      624000          6.125            700            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      612000          5.375            721            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
   815749.99            5.5            704        79.353          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      672500          5.875            692        79.964          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      720000          6.125            722            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
   999999.99            5.5            694            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      760000          6.125            697            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      641400          5.875            696        79.991          OWNER OCCUPIED                  PURCHASE                    PUD
      628000          4.875            687            80          OWNER OCCUPIED                  PURCHASE                    PUD
      848000          5.875            772            80          OWNER OCCUPIED                  PURCHASE                    PUD
      650000          5.625            720        74.286          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
   812499.99           6.25            705            65          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      608000          6.375            746            80          OWNER OCCUPIED                  PURCHASE                    PUD
      648000           5.25            718            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
   999999.99          5.875            685        78.431          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      616000            6.5            669            80          OWNER OCCUPIED                  PURCHASE             2-4 FAMILY
      784000          7.125            764            80               NON OWNER                  PURCHASE             2-4 FAMILY
      620000           6.75            752        79.692          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      848000           6.75            635            80          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      650000           6.25            701        71.823          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      636000          6.375            764            80               NON OWNER                  PURCHASE          SINGLE FAMILY
      630000           6.25            697        71.186          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
   679999.99            6.5            625            80          OWNER OCCUPIED                  PURCHASE                    PUD
      624000          5.875            662            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      704000           5.75            715            80          OWNER OCCUPIED                  PURCHASE                  CONDO
   715920.94          6.625            746            80          OWNER OCCUPIED                  PURCHASE                  CONDO
   617038.71          4.875            691            65          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
   647989.94          5.125            730            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      745100            4.5            755         79.35          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      860000            4.5            781            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
     1000000          5.375            691          62.5          OWNER OCCUPIED              CASHOUT REFI                    PUD
     1000000          5.375            685         60.61          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      996100              6            679            70          OWNER OCCUPIED                  PURCHASE                    PUD
      765000              5            691            51          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      625000           5.25            657         72.67          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      716800          6.625            794            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      915000          5.125            782         45.75               NON OWNER            RATE/TERM REFI             2-4 FAMILY
   655627.32           6.25            662            75               NON OWNER                  PURCHASE             2-4 FAMILY
      852000           5.75            703            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      644000          5.875            700            70          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
     1160000          5.625            749          64.8               NON OWNER              CASHOUT REFI                    PUD
      848000          6.125            727            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      892500              6            684            75          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      642000            5.5            728         34.82          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      899000           5.75            722         64.91          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      999999          6.375            633         68.97          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      730000            5.5            742         74.87          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      865000            5.5            740            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      720000           6.25            692            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      622500          5.875            686            75          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      950000          5.875            689          72.3          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
     1645000          6.875            644            70          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      750000           6.75            730         76.14          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
   749984.38          6.375            684         78.95          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      650000           6.75            691         76.47             SECOND HOME                  PURCHASE          SINGLE FAMILY
      650000          5.875            664         79.27          OWNER OCCUPIED            RATE/TERM REFI                  CONDO
      750000            6.5            699         68.18          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      730000          5.875            709         78.92          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
    637752.1           7.25            743            75               NON OWNER                  PURCHASE             2-4 FAMILY
      748000           5.25            752         57.32          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      640500            6.5            652            70          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      704800            6.5            654            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      862500           6.75            707            75          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      999000            5.5            810         52.58          OWNER OCCUPIED              CASHOUT REFI             2-4 FAMILY
   649305.11          5.625            725            65          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      640000          6.125            660            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      650000           5.75            692            65               NON OWNER            RATE/TERM REFI             2-4 FAMILY
      700000           5.75            719         63.64          OWNER OCCUPIED                  PURCHASE                    PUD
      639200          6.125            707            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      642288           5.75            697            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      769000            5.5            723         56.96          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
     1500000          5.625            672         60.61             SECOND HOME            RATE/TERM REFI          SINGLE FAMILY
      636000          5.625            746            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      620000          6.375            714            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      680000          5.875            786         68.27               NON OWNER                  PURCHASE             2-4 FAMILY
      615000          6.125            786            75               NON OWNER                  PURCHASE          SINGLE FAMILY
      880000           6.25            712         69.51          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
     1500000          6.375            700         66.67          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      650000          5.875            700            65          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
   661030.37           6.75            687         78.76          OWNER OCCUPIED              CASHOUT REFI                    PUD
      750000          6.125            750         68.18          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
     1500000           6.25            750          37.5          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
     1852500          6.125            667            65          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      661500           5.75            665            70          OWNER OCCUPIED            RATE/TERM REFI          SINGLE FAMILY
      840000           5.25            684            70          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      750750           5.75            779            75          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      788000           6.25            720            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      739000              6            624         57.96          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      650000          5.625            702         79.46          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      601250          6.125            760            65          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      664000           5.75            723            80          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      650000          5.375            795         74.29          OWNER OCCUPIED                  PURCHASE                    PUD
      650000           6.25            653         79.95          OWNER OCCUPIED                  PURCHASE             2-4 FAMILY
      781200          6.375            731          65.1          OWNER OCCUPIED                  PURCHASE             2-4 FAMILY
      650000          5.875            775         76.56          OWNER OCCUPIED                  PURCHASE                    PUD
      665000            7.5            745            70          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      650000          6.125            644         72.52          OWNER OCCUPIED                  PURCHASE                    PUD
   730468.25          5.625            762            65               NON OWNER              CASHOUT REFI          SINGLE FAMILY
    618112.1            7.5            710            70               NON OWNER                  PURCHASE             2-4 FAMILY
     1200000          5.875            682         58.82          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      622000          5.875            723            80          OWNER OCCUPIED                  PURCHASE                    PUD
      660000              6            712            60               NON OWNER            RATE/TERM REFI             2-4 FAMILY
      650000            5.5            665         59.09             SECOND HOME              CASHOUT REFI          SINGLE FAMILY
      680000          5.875            792            80          OWNER OCCUPIED                  PURCHASE                    PUD
     1200000          6.375            688         63.27             SECOND HOME                  PURCHASE          SINGLE FAMILY
      999999          5.875            740            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      762500           5.25            767          66.3          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
   618607.39          5.375            772            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
     1800000          6.375            681         64.22          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      647000          6.125            689         69.95          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY
      720000              6            789            80          OWNER OCCUPIED                  PURCHASE          SINGLE FAMILY
      647250           5.75            782         69.97          OWNER OCCUPIED              CASHOUT REFI          SINGLE FAMILY



     Balance           State         Zip             DTI                       Documentation
      928000              MD       21090           32.45           STATE INCOME/STATED ASSET
   643812.11              IL       60045          24.069           STATE INCOME/STATED ASSET
      608000              CA       94110          44.959           STATE INCOME/STATED ASSET
   749996.25              CA       93950              40           STATE INCOME/STATED ASSET
      660000              CA       91367           38.56           STATE INCOME/STATED ASSET
      650000              CA       94110          34.257           STATE INCOME/STATED ASSET
      862500              CA       95472           36.04           STATE INCOME/STATED ASSET
      650000              CA       92054          27.259           STATE INCOME/STATED ASSET
      637500              WA       98607           36.02           STATE INCOME/STATED ASSET
      959200              FL       33304           25.38           STATE INCOME/STATED ASSET
      770000              MD       21401               0                              NO DOC
      623320              CA       92065           37.62           STATE INCOME/STATED ASSET
      606300              CA       92603           44.85           STATE INCOME/STATED ASSET
      735000              AZ       85207          37.248           STATE INCOME/STATED ASSET
      716000              AZ       85262          24.582           STATE INCOME/STATED ASSET
      664000              CA       92130          39.014           STATE INCOME/STATED ASSET
  604499.995              CA       94533          39.729           STATE INCOME/STATED ASSET
      611200              CA       92646          39.701           STATE INCOME/STATED ASSET
      650000              CA       95014          44.181           STATE INCOME/STATED ASSET
  650000.002              CA       92008          36.087           STATE INCOME/STATED ASSET
  1185069.08              CA       90068          40.545                        FULL/ALT DOC
      704000              CA       94015          34.251           STATE INCOME/STATED ASSET
      700000              CA       95650          37.688           STATE INCOME/STATED ASSET
      632000              CA       95120          38.448           STATE INCOME/STATED ASSET
      640000              CA       95136          38.392           STATE INCOME/STATED ASSET
      640000              CA       94066          40.681           STATE INCOME/STATED ASSET
   999999.99              CA       90068          30.974           STATE INCOME/STATED ASSET
     1080950              CA       92694          39.937           STATE INCOME/STATED ASSET
  630400.003              CA       95829          32.762           STATE INCOME/STATED ASSET
      820000              CA       90712          31.348           STATE INCOME/STATED ASSET
     1000000              CA       94114          37.138           STATE INCOME/STATED ASSET
  649999.997              CA       90049          35.837           STATE INCOME/STATED ASSET
      620800              CA       92646          30.234           STATE INCOME/STATED ASSET
      604000              CA       94803          33.465           STATE INCOME/STATED ASSET
  649999.998              CA       92211          32.882           STATE INCOME/STATED ASSET
   649999.99              CA       94404          39.435           STATE INCOME/STATED ASSET
      740000              CA       92130          39.754           STATE INCOME/STATED ASSET
      828000              CA       90048          30.361           STATE INCOME/STATED ASSET
      676000              CA       95014          24.325           STATE INCOME/STATED ASSET
      650000              CA       91915          35.557           STATE INCOME/STATED ASSET
      624000              CA       95949          35.121           STATE INCOME/STATED ASSET
      612000              CA       95003          41.336           STATE INCOME/STATED ASSET
   815749.99              CA       95065          34.437           STATE INCOME/STATED ASSET
      672500              CA       95073          38.419           STATE INCOME/STATED ASSET
      720000              CA       94015          33.066           STATE INCOME/STATED ASSET
   999999.99              CA       95076          34.317           STATE INCOME/STATED ASSET
      760000              DC       20007          36.419           STATE INCOME/STATED ASSET
      641400              FL       33467          36.738           STATE INCOME/STATED ASSET
      628000              GA       30004          32.878           STATE INCOME/STATED ASSET
      848000              NV       89052          42.131           STATE INCOME/STATED ASSET
      650000              NV       89451          39.074           STATE INCOME/STATED ASSET
   812499.99              OR       97034          39.964           STATE INCOME/STATED ASSET
      608000              VA       22015          39.759           STATE INCOME/STATED ASSET
      648000              WA       98005          37.889           STATE INCOME/STATED ASSET
   999999.99              CA       92692          40.924                        FULL/ALT DOC
      616000              CA       92627          37.911           STATE INCOME/STATED ASSET
      784000              MA        2145          27.275           STATE INCOME/STATED ASSET
      620000              CA       95472          38.842           STATE INCOME/STATED ASSET
      848000              IL       60048          39.381           STATE INCOME/STATED ASSET
      650000              CA       94591               0                              NO DOC
      636000              CA       94574          32.108           STATE INCOME/STATED ASSET
      630000              CA       92591               0                              NO DOC
   679999.99              TX       75034           28.98           STATE INCOME/STATED ASSET
      624000              NJ        7871           44.72                        FULL/ALT DOC
      704000              CA       90025           38.46                        FULL/ALT DOC
   715920.94              NY       11201           35.64           STATE INCOME/STATED ASSET
   617038.71              MD       20882           36.54           STATE INCOME/STATED ASSET
   647989.94              CA       95008            38.1                        FULL/ALT DOC
      745100              CA       94018           38.32                        FULL/ALT DOC
      860000              CA       94582           39.18                        FULL/ALT DOC
     1000000              AZ       85737           38.61           STATE INCOME/STATED ASSET
     1000000              CA       94514               0                              NO DOC
      996100              CO       80108           32.93           STATE INCOME/STATED ASSET
      765000              CA       93109           47.17                        FULL/ALT DOC
      625000              CA       91390           46.15                        FULL/ALT DOC
      716800              CA       90404           23.69           STATE INCOME/STATED ASSET
      915000              CA       94114           14.18           STATE INCOME/STATED ASSET
   655627.32              CA       93117           34.04                        FULL/ALT DOC
      852000              CA       91316           39.74           STATE INCOME/STATED ASSET
      644000              CA       94131            43.5           STATE INCOME/STATED ASSET
     1160000              CA       92037           33.84           STATE INCOME/STATED ASSET
      848000              CA       92103           38.25           STATE INCOME/STATED ASSET
      892500              CA       94002           43.82           STATE INCOME/STATED ASSET
      642000              CA       94941           27.54           STATE INCOME/STATED ASSET
      899000              CA       95404               0                              NO DOC
      999999              CA       92103           28.52           STATE INCOME/STATED ASSET
      730000              CA       92130           36.33           STATE INCOME/STATED ASSET
      865000              CA       91737           25.94           STATE INCOME/STATED ASSET
      720000              CA       90045           23.67           STATE INCOME/STATED ASSET
      622500              CA       90230           43.97           STATE INCOME/STATED ASSET
      950000              CA       90274           27.08           STATE INCOME/STATED ASSET
     1645000              FL       33156           15.02                        FULL/ALT DOC
      750000              CA       94941           34.73           STATE INCOME/STATED ASSET
   749984.38              CA       94952           43.49           STATE INCOME/STATED ASSET
      650000              FL       33330           41.35           STATE INCOME/STATED ASSET
      650000              CA       92109           32.76           STATE INCOME/STATED ASSET
      750000              CA       94941           41.93           STATE INCOME/STATED ASSET
      730000              CA       92626           37.46           STATE INCOME/STATED ASSET
    637752.1              MA        2145           26.07           STATE INCOME/STATED ASSET
      748000              MA        1944               0                              NO DOC
      640500              CA       95014               0                              NO DOC
      704800              AZ       85215           23.62                        FULL/ALT DOC
      862500              AZ       85253           11.44           STATE INCOME/STATED ASSET
      999000              CA       94123               0                              NO DOC
   649305.11              CA       94960               0                              NO DOC
      640000              CA       90501           38.92           STATE INCOME/STATED ASSET
      650000              CA       94945           42.28           STATE INCOME/STATED ASSET
      700000              NV       89511           44.28                        FULL/ALT DOC
      639200              CA       92610           36.91           STATE INCOME/STATED ASSET
      642288              FL       32095           39.91           STATE INCOME/STATED ASSET
      769000              NC       27517               0                              NO DOC
     1500000              CO       80424           16.89           STATE INCOME/STATED ASSET
      636000              CA       94134           35.26           STATE INCOME/STATED ASSET
      620000              FL       34241           43.84           STATE INCOME/STATED ASSET
      680000              CA       94530            38.8                        FULL/ALT DOC
      615000              MD       20817           21.86           STATE INCOME/STATED ASSET
      880000              CT        6880           47.43           STATE INCOME/STATED ASSET
     1500000              DC       20007               0                              NO DOC
      650000              CA       94951               0                              NO DOC
   661030.37              TX       76712            28.9           STATE INCOME/STATED ASSET
      750000              CA       95687               0                              NO DOC
     1500000              CA       94951               0                              NO DOC
     1852500              CA       92562           34.34           STATE INCOME/STATED ASSET
      661500              CA       94903           44.36           STATE INCOME/STATED ASSET
      840000              NC       28739           41.51           STATE INCOME/STATED ASSET
      750750              CA       91739           31.42           STATE INCOME/STATED ASSET
      788000              CA       95070           30.25           STATE INCOME/STATED ASSET
      739000              CA       94941           43.77           STATE INCOME/STATED ASSET
      650000              CA       94521           29.86                        FULL/ALT DOC
      601250              CA       95404               0                              NO DOC
      664000              CO       81435           44.54                        FULL/ALT DOC
      650000              TN       37069           36.25           STATE INCOME/STATED ASSET
      650000              CA       90045           39.98                        FULL/ALT DOC
      781200              CA       91007           45.82           STATE INCOME/STATED ASSET
      650000              CA       90621           37.06                        FULL/ALT DOC
      665000              MA        1864               0                              NO DOC
      650000              CO       80016           37.08                        FULL/ALT DOC
   730468.25              CT        6840               0                              NO DOC
    618112.1              CA       92865           21.08           STATE INCOME/STATED ASSET
     1200000              CA       93953               0                              NO DOC
      622000              MD       20721           42.89                        FULL/ALT DOC
      660000              CA       95062           25.86           STATE INCOME/STATED ASSET
      650000              CA       94949           40.54           STATE INCOME/STATED ASSET
      680000              SC       29926           30.93           STATE INCOME/STATED ASSET
     1200000              CA       95404           14.34           STATE INCOME/STATED ASSET
      999999              CA       95746           41.56                        FULL/ALT DOC
      762500              CA       90046           24.73                        FULL/ALT DOC
   618607.39              WA       98033           35.35           STATE INCOME/STATED ASSET
     1800000              CA       92660           39.32           STATE INCOME/STATED ASSET
      647000              CT        6902            39.6           STATE INCOME/STATED ASSET
      720000              CA       92270           34.61                        FULL/ALT DOC
      647250              CA       92508           39.51                        FULL/ALT DOC

Goldman Sachs                                                 GSAA 05 11

===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
Current Principal                  Number           Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
Balance                          Of Loans             Balance     Principal Balance           Gross Coupon         Current FICO
----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                         9            $348,920                 0.20%                  6.597                  724
$50,001 - $75,000                      52           3,374,117                  1.92                  6.721                  713
$75,001 - $100,000                     95           8,535,351                  4.86                  6.456                  713
$100,001 - $125,000                   125          14,102,743                  8.04                  6.464                  714
$125,001 - $150,000                   124          17,067,820                  9.73                  6.305                  728
$150,001 - $200,000                   188          32,992,661                 18.80                  6.485                  718
$200,001 - $250,000                   111          24,559,988                 14.00                  6.331                  726
$250,001 - $300,000                    74          20,346,049                 11.59                  6.328                  718
$300,001 - $350,000                    41          13,175,416                  7.51                  6.298                  708
$350,001 - $400,000                    23           8,608,545                  4.91                  6.504                  726
$400,001 - $450,000                    21           9,014,791                  5.14                  6.439                  716
$450,001 - $500,000                    12           5,713,007                  3.26                  6.100                  728
$500,001 - $550,000                    10           5,260,256                  3.00                  5.960                  729
$550,001 - $600,000                     4           2,338,500                  1.33                  6.694                  741
$600,001 - $650,000                     6           3,800,676                  2.17                  6.663                  732
$650,001 - $700,000                     4           2,655,627                  1.51                  6.185                  731
$700,001 - $750,000                     1             730,468                  0.42                  5.625                  762
$750,001 - $800,000                     1             784,000                  0.45                  7.125                  764
$900,001 - $950,000                     1             915,000                  0.52                  5.125                  782
$1,000,001 - $1,500,000                 1           1,160,000                  0.66                  5.625                  749
----------------------------------------------------------------------------------------------------------------------------------
Total:                                903        $175,483,935               100.00%                  6.374                  721
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Current Principal                             Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
Balance                          Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-----------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                            $38,769                75.55%            87.62%          64.35%              0.00%
$50,001 - $75,000                           64,887                 79.97             84.79           22.63               0.00
$75,001 - $100,000                          89,846                 81.57             84.54           28.37               0.00
$100,001 - $125,000                        112,822                 80.62             84.48           21.62               0.00
$125,001 - $150,000                        137,644                 80.85             84.42           36.34               0.00
$150,001 - $200,000                        175,493                 81.07             85.13           22.88               0.00
$200,001 - $250,000                        221,261                 79.68             83.07           27.62               0.00
$250,001 - $300,000                        274,947                 79.47             84.12           31.66               0.00
$300,001 - $350,000                        321,352                 78.53             81.49           24.73               0.00
$350,001 - $400,000                        374,285                 75.17             78.43           18.35               0.00
$400,001 - $450,000                        429,276                 72.52             79.42           19.23               0.00
$450,001 - $500,000                        476,084                 71.18             74.32           41.84               0.00
$500,001 - $550,000                        526,026                 70.05             75.23           20.71               0.00
$550,001 - $600,000                        584,625                 77.83             85.24            0.00               0.00
$600,001 - $650,000                        633,446                 74.16             77.49            0.00               0.00
$650,001 - $700,000                        663,907                 69.66             72.00           50.29               0.00
$700,001 - $750,000                        730,468                 65.00             78.33            0.00               0.00
$750,001 - $800,000                        784,000                 80.00             90.00            0.00               0.00
$900,001 - $950,000                        915,000                 45.75             45.75            0.00               0.00
$1,000,001 - $1,500,000                  1,160,000                 64.80             64.80            0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    $194,334                78.32%            82.32%          25.54%              0.00%
-----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                   Number           Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
Current Rate                     Of Loans             Balance     Principal Balance           Gross Coupon         Current FICO
----------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                             3          $1,125,096                 0.64%                  4.948                  774
5.01 - 5.50                            45           9,638,166                  5.49                  5.408                  726
5.51 - 6.00                           204          44,729,096                 25.49                  5.829                  724
6.01 - 6.50                           280          52,230,102                 29.76                  6.306                  724
6.51 - 7.00                           271          49,299,596                 28.09                  6.801                  717
7.01 - 7.50                            91          16,288,667                  9.28                  7.274                  719
7.51 - 8.00                             6           1,798,675                  1.02                  7.782                  683
8.01 - 8.50                             3             374,537                  0.21                  8.290                  723
----------------------------------------------------------------------------------------------------------------------------------
Total:                                903        $175,483,935               100.00%                  6.374                  721
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                         Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
Current Rate                Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                          $375,032                48.98%            52.31%         100.00%              0.00%
5.01 - 5.50                           214,181                 68.90             69.84           38.76               0.00
5.51 - 6.00                           219,260                 73.96             77.18           36.15               0.00
6.01 - 6.50                           186,536                 79.50             83.89           29.11               0.00
6.51 - 7.00                           181,917                 81.88             86.77           15.17               0.00
7.01 - 7.50                           178,996                 83.33             87.01            6.10               0.00
7.51 - 8.00                           299,779                 77.10             85.35            6.23               0.00
8.01 - 8.50                           124,846                 84.29             84.29            0.00               0.00
------------------------------------------------------------------------------------------------------------------------
Total:                               $194,334                78.32%            82.32%          25.54%              0.00%
------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                   Number           Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
FICO                             Of Loans             Balance     Principal Balance           Gross Coupon         Current FICO
----------------------------------------------------------------------------------------------------------------------------------
800 - 819                              14          $2,699,187                 1.54%                  6.245                  807
780 - 799                              60          13,639,682                  7.77                  6.171                  787
760 - 779                              98          21,514,706                 12.26                  6.317                  768
740 - 759                             127          25,810,629                 14.71                  6.255                  750
720 - 739                             131          22,440,609                 12.79                  6.480                  730
700 - 719                             149          27,934,311                 15.92                  6.463                  709
680 - 699                             161          32,674,734                 18.62                  6.374                  690
660 - 679                             110          19,470,916                 11.10                  6.466                  671
640 - 659                              45           7,634,863                  4.35                  6.385                  649
620 - 639                               8           1,664,298                  0.95                  6.826                  632
----------------------------------------------------------------------------------------------------------------------------------
Total:                                903        $175,483,935               100.00%                  6.374                  721
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                          Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
FICO                         Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-------------------------------------------------------------------------------------------------------------------------
800 - 819                             $192,799                79.38%            85.30%          67.28%              0.00%
780 - 799                              227,328                 74.39             78.62           42.01               0.00
760 - 779                              219,538                 78.04             83.45           26.50               0.00
740 - 759                              203,233                 78.29             82.83           27.17               0.00
720 - 739                              171,302                 81.28             85.63           22.78               0.00
700 - 719                              187,479                 79.54             83.31           25.20               0.00
680 - 699                              202,949                 77.50             80.57           16.66               0.00
660 - 679                              177,008                 77.86             81.48           20.36               0.00
640 - 659                              169,664                 79.12             80.30           32.55               0.00
620 - 639                              208,037                 70.65             77.58           31.06               0.00
-------------------------------------------------------------------------------------------------------------------------
Total:                                $194,334                78.32%            82.32%          25.54%              0.00%
-------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                   Number           Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
Original LTV                     Of Loans             Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
30.00 & Below                           1            $408,500                 0.23%                  5.750                  684
30.01 - 40.00                           3             829,552                  0.47                  5.355                  746
40.01 - 50.00                           4           1,497,000                  0.85                  5.300                  747
50.01 - 60.00                          18           4,523,263                  2.58                  5.762                  737
60.01 - 70.00                          62          19,066,775                 10.87                  5.947                  709
70.01 - 80.00                         624         119,107,582                 67.87                  6.391                  724
80.01 - 85.00                          16           2,088,886                  1.19                  6.393                  709
85.01 - 90.00                         175          27,962,376                 15.93                  6.787                  718
---------------------------------------------------------------------------------------------------------------------------------
Total:                                903        $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                            Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
Original LTV                   Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
---------------------------------------------------------------------------------------------------------------------------
30.00 & Below                           $408,500                15.81%            18.71%           0.00%              0.00%
30.01 - 40.00                            276,517                 33.91             33.91           60.13               0.00
40.01 - 50.00                            374,250                 43.99             43.99           11.82               0.00
50.01 - 60.00                            251,292                 57.96             62.64           34.75               0.00
60.01 - 70.00                            307,529                 66.38             70.02           21.82               0.00
70.01 - 80.00                            190,878                 79.13             84.25           27.67               0.00
80.01 - 85.00                            130,555                 84.60             84.60           35.04               0.00
85.01 - 90.00                            159,785                 89.93             89.93           16.88               0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                  $194,334                78.32%            82.32%          25.54%              0.00%
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
----------------------------------------------------------------------------------------------------------------------------------
                                                        Sep 15, 2005 12:01                                             Page 1 of 4

Goldman Sachs                                                 GSAA 05 11

===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Document Type                       Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                           242        $44,821,452                25.54%                  6.142                  730
NO DOC                                 313         54,388,319                 30.99                  6.394                  712
STATE INCOME/STATED ASSET              348         76,274,164                 43.47                  6.497                  723
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Document Type                                    Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                    Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
--------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                                 $185,213                77.97%            83.71%         100.00%              0.00%
NO DOC                                        173,765                 79.40             80.90            0.00               0.00
STATE INCOME/STATED ASSET                     219,179                 77.77             82.52            0.00               0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                       $194,334                78.32%            82.32%          25.54%              0.00%
--------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                        Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                           165        $35,066,779                19.98%                  6.183                  709
PURCHASE                               665        125,151,468                 71.32                  6.461                  726
RATE/TERM REFI                          73         15,265,689                  8.70                  6.104                  713
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Loan Purpose                               Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                              Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
--------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                           $212,526                72.75%            73.92%          25.04%              0.00%
PURCHASE                                188,198                 80.70             85.59           25.84               0.00
RATE/TERM REFI                          209,119                 71.63             74.81           24.26               0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                 $194,334                78.32%            82.32%          25.54%              0.00%
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Occupancy Status                    Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
NON OWNER                              903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Occupancy Status                          Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                             Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-------------------------------------------------------------------------------------------------------------------------
NON OWNER                             $194,334                78.32%            82.32%          25.54%              0.00%
-------------------------------------------------------------------------------------------------------------------------
Total:                                $194,334                78.32%            82.32%          25.54%              0.00%
-------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Property Type                       Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                             146        $36,836,951                20.99%                  6.410                  716
CONDO                                  119         21,370,055                 12.18                  6.414                  717
PUD                                    156         32,237,490                 18.37                  6.332                  728
SINGLE FAMILY                          482         85,039,440                 48.46                  6.365                  723
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Property Type                            Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                            Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                           $252,308                74.81%            79.06%          24.18%              0.00%
CONDO                                 179,580                 79.32             83.72           27.13               0.00
PUD                                   206,651                 79.30             83.51           30.88               0.00
SINGLE FAMILY                         176,430                 79.22             82.93           23.71               0.00
------------------------------------------------------------------------------------------------------------------------
Total:                               $194,334                78.32%            82.32%          25.54%              0.00%
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
State                               Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
--------------------------------------------------------------------------------------------------------------------------------
FL                                     180        $30,413,538                17.33%                  6.595                  717
CA - Northern                           62         22,000,615                 12.54                  6.151                  720
CA - Southern                           55         18,324,792                 10.44                  6.339                  728
AZ                                      84         15,248,704                  8.69                  6.276                  722
GA                                      74          9,364,246                  5.34                  6.366                  712
WA                                      56          9,277,072                  5.29                  6.210                  721
IL                                      37          7,222,087                  4.12                  6.550                  732
OR                                      43          7,120,448                  4.06                  6.105                  730
NV                                      28          6,936,956                  3.95                  6.136                  738
VA                                      37          6,066,006                  3.46                  6.253                  716
Other                                  247         43,509,471                 24.79                  6.489                  720
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
State                                        Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
----------------------------------------------------------------------------------------------------------------------------
FL                                       $168,964                82.33%            84.27%          14.16%              0.00%
CA - Northern                             354,849                 71.73             75.32           23.39               0.00
CA - Southern                             333,178                 76.10             80.08           26.79               0.00
AZ                                        181,532                 79.93             84.56           28.77               0.00
GA                                        126,544                 81.32             83.91           20.32               0.00
WA                                        165,662                 78.97             85.95           33.47               0.00
IL                                        195,192                 76.21             81.09           26.66               0.00
OR                                        165,592                 78.83             83.67           29.57               0.00
NV                                        247,748                 75.29             80.95           27.39               0.00
VA                                        163,946                 78.63             81.57           30.55               0.00
Other                                     176,152                 79.16             83.85           30.52               0.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                   $194,334                78.32%            82.32%          25.54%              0.00%
----------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Zip Code                            Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
55412                                   15         $2,641,500                 1.51%                  7.093                  721
92037                                    2          1,519,650                  0.87                  5.862                  745
02145                                    2          1,421,752                  0.81                  7.181                  755
32169                                    5          1,304,121                  0.74                  6.641                  706
31401                                    6          1,197,846                  0.68                  6.065                  708
94601                                    3            955,900                  0.54                  6.892                  651
94114                                    1            915,000                  0.52                  5.125                  782
95476                                    2            904,000                  0.52                  5.967                  759
92683                                    2            893,200                  0.51                  6.123                  675
89052                                    2            858,499                  0.49                  5.750                  754
Other                                  863        162,872,468                 92.81                  6.371                  721
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Zip Code                                 Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                            Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
------------------------------------------------------------------------------------------------------------------------
55412                                $176,100                88.52%            88.52%           0.00%              0.00%
92037                                 759,825                 68.40             70.69            0.00               0.00
02145                                 710,876                 77.76             90.00            0.00               0.00
32169                                 260,824                 82.14             82.14            0.00               0.00
31401                                 199,641                 73.62             73.62            0.00               0.00
94601                                 318,633                 65.23             74.09            0.00               0.00
94114                                 915,000                 45.75             45.75            0.00               0.00
95476                                 452,000                 70.58             76.37            0.00               0.00
92683                                 446,600                 76.86             81.82           49.62               0.00
89052                                 429,249                 74.82             78.08            0.00               0.00
Other                                 188,728                 78.59             82.64           27.25               0.00
------------------------------------------------------------------------------------------------------------------------
Total:                               $194,334                78.32%            82.32%          25.54%              0.00%
------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Remaining Months                    Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
to Maturity                       Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
301 - 360                              903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Remaining Months                        Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
to Maturity                Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-----------------------------------------------------------------------------------------------------------------------
301 - 360                           $194,334                78.32%            82.32%          25.54%              0.00%
-----------------------------------------------------------------------------------------------------------------------
Total:                              $194,334                78.32%            82.32%          25.54%              0.00%
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
----------------------------------------------------------------------------------------------------------------------------------
                                                        Sep 15, 2005 12:01                                             Page 2 of 4

Goldman Sachs                                                 GSAA 05 11

===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Amortization Type                   Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                              90        $20,312,063                11.57%                  6.419                  713
10 YEAR ARM                              1            137,459                  0.08                  7.125                  781
2 YEAR ARM                              24          5,212,213                  2.97                  6.382                  732
3 YEAR ARM                             207         42,189,902                 24.04                  6.376                  730
5 YEAR ARM                             554        102,204,875                 58.24                  6.382                  718
7 YEAR ARM                              27          5,427,424                  3.09                  6.028                  743
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Amortization Type                          Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                              Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
--------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                             $225,690                78.15%            86.27%          15.50%              0.00%
10 YEAR ARM                             137,459                 78.57             90.00          100.00               0.00
2 YEAR ARM                              217,176                 78.74             87.14           31.13               0.00
3 YEAR ARM                              203,816                 78.18             84.73           32.72               0.00
5 YEAR ARM                              184,485                 78.42             80.48           22.55               0.00
7 YEAR ARM                              201,016                 77.91             78.59           56.40               0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                 $194,334                78.32%            82.32%          25.54%              0.00%
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Prepayment Term Months              Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                      751       $145,747,507                83.05%                  6.390                  721
12                                      11          2,624,508                  1.50                  6.322                  713
30                                       1             73,969                  0.04                  6.625                  767
36                                     132         25,475,765                 14.52                  6.316                  723
42                                       7          1,129,937                  0.64                  6.152                  692
60                                       1            432,250                  0.25                  5.375                  771
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Prepayment Term Months                        Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                 Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-----------------------------------------------------------------------------------------------------------------------------
0                                         $194,071                78.75%            81.90%          24.71%              0.00%
12                                         238,592                 77.72             86.52           19.48               0.00
30                                          73,969                 79.29             90.00            0.00               0.00
36                                         192,998                 76.29             84.76           32.56               0.00
42                                         161,420                 74.95             78.56            0.00               0.00
60                                         432,250                 65.00             65.00            0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    $194,334                78.32%            82.32%          25.54%              0.00%
-----------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Periodic Cap                        Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49                            278        $55,778,321                31.79%                  6.539                  729
2.00 - 2.49                            625        119,705,615                 68.21                  6.297                  718
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Periodic Cap                              Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                             Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49                           $200,641                79.49%            86.17%          32.70%              0.00%
2.00 - 2.49                            191,529                 77.78             80.53           22.21               0.00
-------------------------------------------------------------------------------------------------------------------------
Total:                                $194,334                78.32%            82.32%          25.54%              0.00%
-------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Months to Rate Reset                Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
----------------------------------------------------------------------------------------------------------------------------------
10 & Below                              10         $2,680,401                 1.53%                  6.554                  717
11 - 20                                 80         17,631,662                 10.05                  6.398                  713
21 - 30                                 26          5,493,479                  3.13                  6.393                  734
31 - 40                                205         41,908,635                 23.88                  6.375                  730
51 - 60                                553        101,764,875                 57.99                  6.380                  718
61 - 70                                  1            440,000                  0.25                  6.875                  727
81 - 90                                 27          5,427,424                  3.09                  6.028                  743
111 - 120                                1            137,459                  0.08                  7.125                  781
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Months to Rate Reset                        Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                               Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
---------------------------------------------------------------------------------------------------------------------------
10 & Below                              $268,040                81.79%            90.33%          14.48%              0.00%
11 - 20                                  220,396                 77.59             85.65           15.66               0.00
21 - 30                                  211,288                 78.73             87.08           33.24               0.00
31 - 40                                  204,432                 78.18             84.72           32.46               0.00
51 - 60                                  184,023                 78.41             80.49           22.65               0.00
61 - 70                                  440,000                 80.00             80.00            0.00               0.00
81 - 90                                  201,016                 77.91             78.59           56.40               0.00
111 - 120                                137,459                 78.57             90.00          100.00               0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                  $194,334                78.32%            82.32%          25.54%              0.00%
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Maximum Lifetime Rate               Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
--------------------------------------------------------------------------------------------------------------------------------
10.00 - 10.49                           13         $2,277,147                 1.30%                  5.238                  731
10.50 - 10.99                          119         23,264,735                 13.26                  5.723                  720
11.00 - 11.49                          145         25,273,441                 14.40                  6.103                  723
11.50 - 11.99                          261         49,680,649                 28.31                  6.378                  722
12.00 - 12.49                          221         43,923,031                 25.03                  6.530                  724
12.50 - 12.99                          100         21,335,144                 12.16                  6.799                  717
13.00 - 13.49                           39          8,086,028                  4.61                  7.146                  723
13.50 - 13.99                            4          1,283,759                  0.73                  7.711                  684
14.00 - 14.49                            1            360,000                  0.21                  8.000                  707
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Maximum Lifetime Rate                         Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                 Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-----------------------------------------------------------------------------------------------------------------------------
10.00 - 10.49                             $175,165                64.44%            65.53%          53.69%              0.00%
10.50 - 10.99                              195,502                 74.69             76.71           39.48               0.00
11.00 - 11.49                              174,300                 77.80             79.39           31.27               0.00
11.50 - 11.99                              190,347                 78.65             81.22           21.24               0.00
12.00 - 12.49                              198,747                 80.10             85.11           25.69               0.00
12.50 - 12.99                              213,351                 79.66             88.17           15.95               0.00
13.00 - 13.49                              207,334                 79.96             88.67           15.72               0.00
13.50 - 13.99                              320,940                 72.86             79.46            0.00               0.00
14.00 - 14.49                              360,000                 80.00             90.00            0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    $194,334                78.32%            82.32%          25.54%              0.00%
-----------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Minimum Lifetime Rate               Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49                            434        $82,408,525                46.96%                  6.303                  717
2.50 - 2.99                            433         84,895,195                 48.38                  6.409                  726
3.00 - 3.49                             28          4,525,946                  2.58                  6.176                  736
3.50 - 3.99                              6          2,656,681                  1.51                  7.325                  710
4.00 - 4.49                              1            379,475                  0.22                  7.875                  636
5.50 - 5.99                              1            618,112                  0.35                  7.500                  710
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Minimum Lifetime Rate                          Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                  Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49                                $189,881                78.01%            79.60%          18.38%              0.00%
2.50 - 2.99                                 196,063                 78.90             85.33           32.41               0.00
3.00 - 3.49                                 161,641                 75.95             77.37           47.87               0.00
3.50 - 3.99                                 442,780                 76.94             83.73            0.00               0.00
4.00 - 4.49                                 379,475                 69.09             69.09            0.00               0.00
5.50 - 5.99                                 618,112                 70.00             70.00            0.00               0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                     $194,334                78.32%            82.32%          25.54%              0.00%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
----------------------------------------------------------------------------------------------------------------------------------
                                                        Sep 15, 2005 12:01                                             Page 3 of 4

Goldman Sachs                                                 GSAA 05 11

===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Margin                              Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49                            435        $83,026,638                47.31%                  6.312                  717
2.50 - 2.99                            436         85,269,732                 48.59                  6.417                  726
3.00 - 3.49                             26          4,315,909                  2.46                  6.081                  735
3.50 - 3.99                              5          2,492,181                  1.42                  7.247                  711
4.00 - 4.49                              1            379,475                  0.22                  7.875                  636
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Margin                                     Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                              Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
--------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49                            $190,866                77.95%            79.52%          18.24%              0.00%
2.50 - 2.99                             195,573                 78.92             85.33           32.26               0.00
3.00 - 3.49                             165,996                 75.76             77.25           50.20               0.00
3.50 - 3.99                             498,436                 76.07             83.31            0.00               0.00
4.00 - 4.49                             379,475                 69.09             69.09            0.00               0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                 $194,334                78.32%            82.32%          25.54%              0.00%
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
First Adjustment Cap                Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00                            104        $22,807,442                13.00%                  6.431                  716
2.51 - 3.00                             51          9,346,219                  5.33                  6.243                  736
4.51 - 5.00                            718        127,080,349                 72.42                  6.435                  720
5.51 - 6.00                             30         16,249,926                  9.26                  5.896                  731
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
First Adjustment Cap                             Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                    Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
--------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00                                  $219,302                77.94%            85.33%          17.51%              0.00%
2.51 - 3.00                                   183,259                 77.49             82.99           40.54               0.00
4.51 - 5.00                                   176,992                 79.90             83.19           26.22               0.00
5.51 - 6.00                                   541,664                 67.01             70.88           22.88               0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                       $194,334                78.32%            82.32%          25.54%              0.00%
--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Periodic Lifetime Cap               Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
                                  Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                            571        $97,561,095                55.60%                  6.422                  718
5.51 - 6.00                            332         77,922,840                 44.40                  6.315                  726
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Periodic Lifetime Cap                          Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
                                  Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                                $170,860                80.26%            82.07%          24.48%              0.00%
5.51 - 6.00                                 234,707                 75.89             82.63           26.87               0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                     $194,334                78.32%            82.32%          25.54%              0.00%
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Distribution by                     Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
Interest Only Loans               Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
--------------------------------------------------------------------------------------------------------------------------------
N                                      111        $21,472,643                12.24%                  6.582                  722
Y                                      792        154,011,292                 87.76                  6.345                  721
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Distribution by                                Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
Interest Only Loans               Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
------------------------------------------------------------------------------------------------------------------------------
N                                          $193,447                78.41%            82.71%          20.58%              0.00%
Y                                           194,459                 78.31             82.27           26.23               0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                     $194,334                78.32%            82.32%          25.54%              0.00%
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Distribution by                     Number          Principal       Pct. Of Pool By          Weighted Avg.        Weighted Avg.
Interest Only Term                Of Loans            Balance     Principal Balance           Gross Coupon         Current FICO
---------------------------------------------------------------------------------------------------------------------------------
0.000                                  111        $21,472,643                12.24%                  6.582                  722
36.000                                  55         11,762,857                  6.70                  6.063                  738
60.000                                  72         15,415,067                  8.78                  6.205                  739
84.000                                  21          4,230,751                  2.41                  5.961                  743
120.000                                644        122,602,617                 69.87                  6.403                  717
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 903       $175,483,935               100.00%                  6.374                  721
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Distribution by                                 Avg.         Weighted Avg.     Weighted Avg.            Pct.         Pct. Owner
Interest Only Term                 Principal Balance          Original LTV      Combined LTV        Full Doc           Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.000                                       $193,447                78.41%            82.71%          20.58%              0.00%
36.000                                       213,870                 77.30             80.09           33.99               0.00
60.000                                       214,098                 77.81             79.36           45.72               0.00
84.000                                       201,464                 77.88             78.18           52.01               0.00
120.000                                      190,377                 78.49             82.98           22.15               0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                      $194,334                78.32%            82.32%          25.54%              0.00%
-------------------------------------------------------------------------------------------------------------------------------


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
                                                        Sep 15, 2005 12:01                                             Page 4 of 4
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